SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

Date of Report (Earliest Event Reported):  November 20, 1997

Exact name of Registrant
 as specified in its charter:  Coyote Network Systems, Inc.

State or Other Jurisdiction of Incorporation:  Delaware

Commission File Number:  1-5486

I.R.S. Employer Identification Number:  36-2448698

Address of Principal Executive Office:  26025 Mureau Road
                                        Calabasas, CA  91302

Registrant's Telephone Number, Including Area Code:  (818) 878-7711

Registrant's Former Name:  The Diana Corporation

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On November 20, 1997, the Company completed the sale of its telecommunications distributor subsidiary, C&L Communications, Inc. ("C&L"), to the current management of C&L, including Michael Sonaco, James Olson and William Cain. Prior to the sale, $539,000 of non-operating assets were dividended by C&L to the Company, and under the terms of the agreement, the Company received $2,750,000 in cash, a $1,000,000 secured promissory note due in monthly installments and maturing on January 1, 2001 and non-voting, subordinated preferred stock with a liquidation preference of $2,000,000. The note receivable was recorded at face value of $1,000,000 and the preferred stock was recorded at a value of $842,000.

     As was previously reported in the Company's latest Form 10-K, as a result of the sale of APC's assets on February 3, 1997, the Company's Board of Directors terminated the original restructuring plan for a spin-off of the non-Sattel businesses. The Company adopted a revised restructuring plan to sell C&L and Valley. The revised restructuring plan was approved by the Board of Directors. The Company anticipated the sale of these businesses would be completed within one year.

ITEM 5.  CHANGE OF NAME

            At the Annual Meeting held on November 20, 1997, the Registrant's shareholders adopted and ratified a change of the Registrant's name to Coyote Network Systems, Inc. and on November 21, 1997 the Registrant filed a certificate of amendment with the State of Delaware.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(b)  Pro Forma Financial Information:
         The following unaudited pro forma condensed consolidated financial information is filed with this report:

         Pro Forma Condensed Consolidated Balance Sheet at
           September 30, 1997
         Pro Forma Condensed Consolidated Statements of Operations for the 52 Weeks Ended March 31, 1997 and the 6 Months
           Ended September 30, 1997

(c)  Exhibits

     10.1  Merger Agreement dated November 19, 1997 by and among
           The Diana Corporation, Soncainol, Inc., and Michael N.
           Sonaco, James G. Olson and William H. Cain


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 COYOTE NETWORK SYSTEMS, INC.
                                      (Registrant)


Date:  December 5, 1997          /s/ Brian A. Robson
                                     Vice President and Controller

                      PRO FORMA FINANCIAL INFORMATION

                       COYOTE NETWORK SYSTEMS, INC.
    PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT SEPTEMBER 30, 1997
                                 UNAUDITED
                           (DOLLARS IN THOUSANDS)

                                                     Pro Forma      Pro
                                       Historical   Adjustments     Forma
                                       ----------   -----------     -----
ASSETS
Current assets
  Cash and cash equivalents             $ 3,327       $ 2,750      $ 6,077
  Marketable securities                   1,211             0        1,211
  Receivables, net                          471             0          471
  Inventories                             3,504             0        3,504
  Net assets of discontinued operations     585        (2,549)      (1,964)
  Other current assets                      486           490          976
                                         ------        ------       ------
   Total current assets                   9,584           691       10,275

Property and equipment                    1,776             0        1,776
Intangible assets                         3,648             0        3,648
Net assets of discontinued operations     6,658        (2,043)       4,615
Other assets                                  0         1,352        1,352
                                         ------        ------       ------
                                        $21,666       $     0      $21,666
                                         ======        ======       ======
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
  Accounts payable                      $ 1,881                    $ 1,881
  Accrued liabilities                     1,413                      1,413
  Accrued common stock conversion
   expense                                5,522                      5,522
  Accrued common stock warrant expense      366                        366
  Current portion of long-term debt         141                        141
                                         ------        ------       ------
    Total current liabilities             9,323                      9,323

11.25% subordinated debentures,
 due 2002                                 1,746                      1,746
8.0% convertible notes, due 2000          1,683                      1,683
Other liabilities                           519                        519
Commitments and contingencies

Shareholders' equity
  Preferred stock - $.01 par value          ---                        ---
  Common stock - $1 par value             8,047                      8,047
  Additional paid-in capital             82,006                     82,006
  Accumulated deficit                   (75,996)                   (75,996)
  Unrealized gain on marketable
   securities                                95                         95
  Treasury stock                         (5,757)                    (5,757)
                                         ------        ------       ------
    Total shareholders' equity            8,395                      8,395
                                         ------                     ------
                                        $21,666       $     0      $21,666
                                         ======        ======       ======
See accompanying notes to pro forma condensed consolidated financial information.

                      PRO FORMA FINANCIAL INFORMATION

                       COYOTE NETWORK SYSTEMS, INC.
          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE 52 WEEKS ENDED MARCH 31, 1997
                                 UNAUDITED
                  (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                     Pro Forma       Pro
                                       Historical   Adjustments     Forma
                                       ----------   -----------     -----

Net sales                               $  7,154       $   0      $  7,154
Cost of goods sold                         3,132           0         3,132
                                         -------        ----       -------
Gross profit                               4,022           0         4,022

Selling and administrative expenses       12,112           0        12,112
Engineering, research and
 development                               4,060           0         4,060
                                         -------        ----        ------
Total operating expenses                  16,172           0        16,172
                                         -------        ----        ------
Operating loss                           (12,150)          0       (12,150)

Interest expense                             (52)          0           (52)
Non-operating income (expense)            (1,337)          0        (1,337)
Minority interest                            368           0           368
Income tax credit                            836           0           836
                                         -------        ----       -------
Loss from continuing operations         $(12,335)      $   0      $(12,335)
                                         =======        ====       =======

Earnings (loss) per common share:
 Continuing operations                  $  (2.34)      $   0      $  (2.34)
                                         =======        ====       =======

Weighted average number of
 common shares outstanding                 5,271                     5,271
                                         =======                   =======

See accompanying notes to pro forma condensed consolidated financial information.

                      PRO FORMA FINANCIAL INFORMATION

                       COYOTE NETWORK SYSTEMS, INC.
          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE 6 MONTHS ENDED SEPTEMBER 30, 1997
                                 UNAUDITED
                  (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                     Pro Forma       Pro
                                       Historical   Adjustments     Forma
                                       ----------   -----------     -----

Net sales                               $  1,050       $   0      $  1,050
Cost of goods sold                           442           0           442
                                         -------        ----       -------
Gross profit                                 608           0           608

Selling and administrative expenses        6,126           0         6,126
Engineering, research and
 development                               1,297           0         1,297
                                         -------        ----        ------
Total operating expenses                   7,423           0         7,423
                                         -------        ----        ------
Operating loss                            (6,815)          0        (6,815)

Interest expense                            (123)          0          (123)
Non-operating income                           4           0             4
Non-operating expense                     (5,522)                   (5,522)
                                         -------        ----       -------
Loss from continuing operations         $(12,456)      $   0      $(12,456)
                                         =======        ====       =======

Earnings (loss) per common share:
 Continuing operations                  $  (2.04)      $   0      $  (2.04)
                                         =======        ====       =======

Weighted average number of
 common shares outstanding                 6,102                     6,102
                                         =======                   =======

See accompanying notes to pro forma condensed consolidated financial information.

                       COYOTE NETWORK SYSTEMS, INC.
                       NOTES TO PRO FORMA CONDENSED
                    CONSOLIDATED FINANCIAL INFORMATION
                                (Unaudited)


Pro Forma Condensed Consolidated Balance Sheet:

The pro forma adjustment reflects the sale of the stock of C&L in exchange for cash of $2,750,000, a note with a face value of $1,000,000 and preferred stock with a liquidation preference of $2,000,000 which has been recorded at a value of $842,000 based on a management estimate of the fair market value.

Pro Forma Statement of Operations:

The pro forma statement of operations for the 52 weeks ended March 31, 1997 reflects no pro forma adjustments as the reclassification of the results of operations of APC, C&L and Valley to discontinued operations occurred in the previous fiscal year. The remaining operations consist of Diana's corporate office and Sattel.

The statement of operations for the six months ended September 30, 1997 reflects the results of C&L and Valley as discontinued operations. No further pro forma adjustment are required with respect to the sale of C&L.